OPPENHEIMER COMMODITY SRATEGY TOTAL RETURN FUND

Supplement dated January 2, 2013 to the Prospectus and Statement of Additional Information dated April 27, 2012

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Commodity Strategy Total Return Fund (the “Fund”), each dated April 27, 2012, and is in addition to any other supplements. Capitalized terms used herein are as defined in the Prospectus or SAI.

The Prospectus is revised as follows:

1.	The following is added immediately after the section “Commodity-Linked Notes – Special Risks of Commodity-Linked Notes” on page 8:

Commodities Regulatory Risk. The Commodity Futures Trading Commission (the “CFTC”) recently adopted certain regulatory changes that will subject the Manager to certain CFTC disclosure, reporting and recordkeeping requirements with respect to its management of the Fund if the Fund does not operate within certain derivatives trading and marketing limitations. Compliance with these additional registration and regulatory requirements could be expected to increase the Fund’s expenses. Consistent with the Fund’s principal investment strategy, the Manager intends to maintain the flexibility to utilize certain derivatives beyond the trading limitations provided under the new CFTC rules, and the Fund will likely not qualify for a regulatory exemption.

2.	The following is added to the section “Minimum Account Balance” on page 15:

The Fund, at its discretion, reserves the right to waive the minimum initial investment and minimum balance requirements for investment companies advised or subadvised by the Manager or an affiliate of the Manager.

The SAI is revised as follows:

1.	The following is added immediately after the section “Buying and Selling Options on Foreign Currencies,” on page 24:

Limitations on Options Transactions Imposed by Options Exchanges. Options transactions are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were purchased, sold or held through one or more different exchanges or are held in one or more accounts or through one or more brokers. Thus, the number of options that can be sold by an investment company advised by the Manager may be affected by options written or held by other investment companies advised by the Manager or affiliated entities. The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

2.	The section of the SAI titled “Regulatory Aspects of Use of Derivatives”, on page 27, is replaced with the following:

Regulatory Aspects of Derivatives and Hedging Instruments. As a result of recent amendments to rules under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), the Manager must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or be subject to registration with the CFTC as a “commodity pool operator” (“CPO”) with respect to the Fund, and, upon the finalization of additional CFTC rules, be required to operate the Fund in compliance with certain disclosure, reporting, and recordkeeping requirements.

Previously, the CFTC permitted unlimited futures transactions and options thereon, so long as a fund had claimed an exclusion from registration as a CPO, and swap contracts were not formerly regulated by the CFTC. Under the amended rules, the investment adviser of a registered investment company may claim an exemption from registration as a CPO only if the registered investment company that it advises uses futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts.

Consistent with Fund’s principal investment strategy, the Manager intends to maintain the flexibility to utilize futures contracts, options on such futures, commodity options and certain swaps for non-bona fide hedging purposes beyond the de minimis amounts provided under the CFTC rules. As such, the Fund does not qualify for the 4.5 exemption under CFTC rules. Therefore, the Manager (as a registered CPO), will be required to comply with the CFTC disclosure, reporting and recordkeeping requirements with respect to its management of the Fund upon the finalization of additional CFTC rules.

3.	The section Tax Aspects of Certain Hedging Instruments”, on page 28, is replaced in its entirely with the following:

Tax Aspects of Certain Derivatives and Hedging Instruments. Futures contracts, non-equity options and certain foreign currency exchange contracts are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Internal Revenue Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax potentially applicable to the Fund and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this mark-to-market treatment.

Certain forward contracts may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized on those positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

1.	gains or losses attributable to fluctuations in exchange rates that occur between the time interest or other receivables are accrued or expenses or other liabilities denominated in a foreign currency are accrued and the time the Fund actually collects such receivables or pays such liabilities, and

2.	gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of investment income available for distribution to its shareholders.

For information about the tax treatment of the Subsidiary and its investments, please refer to "Distributions and Taxes."

4.	The following is added to the section “Class I Share Availability” beginning on page:

The Fund, at its discretion, reserves the right to waive the minimum initial investment and minimum balance requirements for investment companies advised or subadvised by the Manager or an affiliate of the Manager.

January 2, 2013	PS0735.040